                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         We consent to the incorporation by reference in the Registration Statements (Form S-8 Nos. 333-40348, 333-40350, and 333-54498) of our report dated February 12, 2003, with respect to the consolidated financial statements of WorldQuest Networks, Inc. as of and for the years ended December 31, 2002 and 2001 included in this Annual Report (Form 10-KSB).

/s/ Grant Thornton LLP
    ------------------

March 6, 2003